Filed pursuant to Rule 497(e)
File Nos. 333-17391; 811-07959
Logan Capital Broad Innovative Growth ETF

(Ticker: LCLG)
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated September 25, 2024 to the
Statutory Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2024

The Fund’s investment adviser approved the reduction of the size of Creation Units for the Fund from 10,000 Shares to 5,000 Shares effective October 1, 2024.

Accordingly, the second paragraph under the subheading titled “Purchase and Sale of Fund Shares” on page 6 of the Fund’s Prospectus has been revised to read as follows:
The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash. The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 Shares, though this may change from time to time.
The second paragraph under the heading titled “General Information About the Trust” on page 3 of the Fund’s Statement of Additional Information has been revised to read as follows:
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on New York Stock Exchange (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, principally for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 5,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement with your Statutory Prospectus and SAI